UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 6, 2021

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed in the Current Report on Form 8-K filed by Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), with the Securities and Exchange Commission (SEC) on July 23, 2020, on July 23, 2020, the Company entered into a Share Exchange Agreement (as amended by the first amendment thereto dated October 28, 2020, as disclosed in the Current Report on Form 8-K filed with the SEC on October 29, 2020 and the second amendment thereto dated November 12, 2020, as disclosed in the Current Report on Form 8-K filed with the SEC on November 18, 2020, the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”). The transactions contemplated by the HotPlay Exchange Agreement are subject to certain closing conditions, including, but not limited to, the approval of such transactions, and the issuance of the shares of common stock in connection therewith, by the shareholders of the Company.

Additionally, as disclosed in the Current Report on Form 8-K filed with the SEC on November 18, 2020, on November 12, 2020, the Company entered into an Amended and Restated Share Exchange Agreement (the “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”)(the “Axion Share Exchange”, and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements” and the transactions contemplated therein, the “Share Exchanges”). The transactions contemplated by the Axion Exchange Agreement closed on November 16, 2020.

On January 6, 2021, the Company, HotPlay and the HotPlay Stockholders entered into a Third Amendment to Share Exchange Agreement (the “Third HotPlay Amendment”), which amended the HotPlay Exchange Agreement to:

●

Fix the number of shares of the Company’s common stock issuable to the HotPlay Stockholders at the closing of the HotPlay Share Exchange at 52,000,000 shares of common stock (previously such number was variable, based on 67.87% of the Company’s post-closing capitalization (when taking into account shares of Company common stock issuable upon conversion of the Company’s outstanding Series B Convertible Preferred Stock and Series C Convertible Preferred Stock));

●

Extend the date by which the HotPlay Exchange Agreement is required to be completed until February 28, 2021 (from December 31, 2020);

●

Allow the Company the ability to issue (a) shares of common stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company and (b) securities issued upon the exercise or exchange of or conversion of any securities outstanding on the date of the agreement, without the prior consent of HotPlay or the HotPlay Stockholders and further allow for additional securities of the Company to be issued prior to closing with the approval of HotPlay or Red Anchor Trading Corporation, the largest HotPlay Stockholder (“Red Anchor”);

●

Provide for HotPlay and the HotPlay Stockholders to approve all transactions of the Company which were disclosed in the Company’s SEC filings from the date of the original HotPlay Share Exchange Agreement, through the date of the Third HotPlay Amendment;

●

Provide for there to be eight members of the board of directors at closing of the HotPlay Share Exchange (provided that the parties have since agreed informally to increase such number of directors to nine), with four appointed by HotPlay, two appointed by the Company, and two (now three pursuant to the informal agreement of the parties) appointed mutually by the Company and HotPlay; and

●

Allow for the Company to enter into agreements and take actions outside of the ordinary course of business through the closing date of the HotPlay Exchange Agreement, with the prior consent of HotPlay.

Also, on January 6, 2021, the Company, the Axion Stockholders and the Axion Creditors entered into a First Amendment to the Amended and Restated Share Exchange Agreement (the “First Axion Amendment”), which amended the Amended and Restated Share Exchange, to:

●

correct certain errors originally included in the Amended and Restated Share Exchange Agreement, regarding the ownership of certain shares of Axion which were exchanged by the Axion Stockholders party thereto, and to correct the allocation of the shares of Series B Convertible Preferred Stock issuable to certain of the Axion Stockholders in connection therewith;

●

provide for the assignment of various shares of Series B Convertible Preferred Stock between certain of the Axion Stockholders to correct the allocations of the Series B Convertible Preferred Stock between such stockholders, based on the pro rata issuance of such shares in exchange for the shares of Axion held by such Axion Stockholders on the effective date of such Amended and Restated Share Exchange Agreement;

●

remove Uniq Other Vendors as an Axion Stockholder (and Series B Convertible Preferred Stock holder), from such Amended and Restated Share Exchange Agreement;

●

allow for the parties to mutually determine to not transfer record ownership of the shares of Axion which the Company acquired pursuant to the Amended and Restated Share Exchange Agreement to the Company and that the parties can instead enter into an agreement providing the Company voting and economic rights to such shares, until such time, if ever, as the Company determines it is in its best interests to affect such transfer of record ownership of such shares; and

●

agree to the amendment and restatement of the Series B Convertible Preferred Stock designation of the Company as discussed below in Item 5.03.

The foregoing description of the Third HotPlay Amendment and First Axion Amendment above, is subject to, and qualified in its entirety by, the Third HotPlay Amendment and First Axion Amendment, attached as Exhibits 2.4 and Exhibit 2.7 hereto, respectively, which are incorporated in this Item 1.01 by reference in their entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The A&R Series B Designation, as discussed in Item 5.03, below, changed the conversion rate of the outstanding Series B Convertible Preferred Stock of the Company, to fix such conversion rate at 0.74177 of a share of common stock, for each share of Series B Convertible Preferred Stock converted (subject to adjustment in connection with stock splits and stock dividends), which based on the 10,000,000 outstanding shares of Series B Convertible Preferred Stock would total 7,417,700 shares of common stock upon full conversion thereof.

We claim an exemption from registration for the transaction described above pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since: the transaction did not involve a public offering, the holders of the Series B Convertible Preferred Stock were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The maximum number of shares of common stock issuable upon conversion of the 10,000,000 outstanding shares of Series B Convertible Preferred Stock, after the filing of the A&R Series B Designation, is 7,417,700 shares of common stock. The conversion of the Series B Convertible Preferred Stock is subject to among other things, the approval of the issuance of such shares by the shareholders of the Company pursuant to applicable Nasdaq Capital Market rules.

The issuance of the shares of common stock upon the conversion of the Series B Convertible Preferred Stock will create substantial dilution to existing shareholders.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on January 5, 2021, the stockholders holding all of the outstanding shares of Series B Convertible Preferred Stock of the Company, via a written consent to action without meeting, approved an amendment and restatement of the designation of the Series B Convertible Preferred Stock, which was previously approved by the Board of Directors, and which amended and restated designation was filed with the Secretary of State of Nevada on January 7, 2021, and became effective on the same date.

The amended and restated designation of the Series B Convertible Preferred Stock (the “A&R Series B Designation”) amended the conversion rate of each share of Series B Convertible Preferred Stock to 0.74177 of a share of common stock for each share of Series B Convertible Preferred Stock converted (subject to adjustment in connection with stock splits and stock dividends). This fixed the number of shares of common stock issuable upon conversion of the 10,000,000 outstanding shares of Series B Convertible Preferred Stock at 7,417,700 shares of the Company’s common stock—previously the Series B Convertible Preferred Stock converted into a fluctuating percentage of shares of the Company’s common stock based on the number of outstanding shares of the Company’s common stock at the time of the closing of the HotPlay Share Exchange, which would have increased as the number of outstanding shares of the Company increased. The Series B Convertible Preferred Stock will automatically convert into common stock of the Company based on the conversion rate, at such time as the conditions to conversion of such preferred stock are met, which require, among other things, the approval by the shareholders of the Company of the issuance of shares of common stock upon conversion thereof, which has not been received to date.

* * * * *

Except as amended as described above, the description of the Company’s Series B Convertible Preferred Stock remains substantially the same as set forth under “Item 5.03—Series B Convertible Preferred Stock”, in the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2020, on November 12, 2020, which description is incorporated by reference herein.

The foregoing description of the A&R Series B Designation does not purport to be complete and is qualified in its entirety by reference to the A&R Series B Designation, a copy of which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described above in Item 5.03, which information is incorporated by reference in this Item 5.07, effective on January 5, 2021, via a written consent to action without meeting, all of the shareholders of the Company’s outstanding Series B Convertible Preferred Stock approved the filing of the A&R Series B Designation.

Item 8.01. Other Events.

The Company recently became aware of an error in the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 31, 2020 (the “Prior Report”), to report the closing of the Company’s firm commitment underwritten public offering. Specifically, the first paragraph under Item 1.01 of such Prior Report incorrectly stated that the underwriters in the offering had exercised in full, the over-allotment option to purchase up to an additional 462,000 shares of common stock to cover over-allotments. No portion of the over-allotment option has been exercised to date and the reference to such over-allotment option being exercised was made in error. The underwriter’s over-allotment option remains in place until 45-days following the closing of the offering (December 31, 2020). Other than as described above, the remainder of disclosures in the Prior Report, including, but not limited to, the disclosure of the net proceeds from the offering, were correct.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.2	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020, and dated as of October 23, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on October 29, 2020, and incorporated by reference herein)(File No. 001-38402)
2.3	Second Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated November 12, 2020 (filed as Exhibit 2.3 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on November 18, 2020, and incorporated by reference herein)(File No. 001-38402)
2.4*	Third Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated January 6, 2021
2.6#	Amended and Restated Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of November 12, 2020 (filed as Exhibit 2.6 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on November 18, 2020, and incorporated by reference herein)(File No. 001-38402)
2.7*	First Amendment to Amended and Restated Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of January 6, 2021
3.1*	Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock as filed with the Secretary of State of Nevada on January 7, 2021

* Filed herewith.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the HotPlay Exchange Agreement and the transactions contemplated therein, on a timely basis, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the HotPlay Stockholders, or the Company (collectively, the “Share Exchange Parties”) to terminate the HotPlay Exchange Agreement; the effect of such terminations; the outcome of any legal proceedings that have been, and may be, instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay Stockholders to timely obtain required audits and related financial statements of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the HotPlay Exchange Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the HotPlay Exchange Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the HotPlay Exchange Agreement; delays in obtaining required financial statements for HotPlay and prior acquisitions of the Company, to the extent required; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the HotPlay Share Exchange when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the HotPlay Share Exchange; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the HotPlay Share Exchange; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the HotPlay Share Exchange; the continued availability of capital and financing following the HotPlay Share Exchange; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the HotPlay Share Exchange; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2020, and subsequently filed quarterly reports.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed HotPlay Share Exchange, the Company will file with the Securities and Exchange Commission (SEC) a proxy statement to seek stockholder approval for the HotPlay Share Exchange and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED HOTPLAY SHARE EXCHANGE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AND THE PROPOSED HOTPLAY SHARE EXCHANGE, AND RISKS ASSOCIATED THEREWITH.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Certain documents filed with the SEC by the Company will also be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, and all documents filed by the Company with the SEC are available by directing a request by mail, email or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed HotPlay Exchange Agreement under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the HotPlay Exchange Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: January 11, 2021	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer